PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	December 31,	December 31,
	2017	2018
	RMB	RMB
Electronic equipment	2,888	5,320
Furniture and office equipment	1,587	4,391
Leasehold improvements	2,988	2,033
Total property and equipment	7,463	11,744
Accumulated depreciation	(1,469)	(4,875)
Property and equipment, net	5,994	6,869